                                                                    EXHIBIT 10.5


                               JOINT AND SEVERAL
                               HAZARDOUS MATERIAL
                     GUARANTY AND INDEMNIFICATION AGREEMENT


                                                              New York, New York
                                                              September 11, 1997


     WHEREAS, BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership having an office at c/o Boston Properties, Inc., 8 Arlington Street, Boston, Massachusetts (the "Borrower"), has applied to THE CHASE MANHATTAN BANK,
                            --------
a New York banking corporation having an office at Chase Real Estate Finance Group, 380 Madison Avenue, New York, New York ("Chase"), as Administrative Agent
                                                -----
for the Lenders (as such term is defined in that certain Term Loan Agreement, of even date herewith (the "Term Loan Agreement")), for a loan in the principal sum
                         -------------------
of $220,000,000.00 (the "Term Loan"), which Term Loan will be secured, among
                         ---------
other things, by that certain Mortgage, of even date herewith, made by the Borrower to Chase (the "Mortgage"), covering premises known as 280 Park Avenue,
                        --------
New York, New York, and evidenced by the Note (as such term is defined in the Mortgage);

     WHEREAS, to induce the Lenders to enter into the Term Loan Agreement, the Borrower and Boston Properties, Inc. ("BPI") have agreed to execute and deliver
                                       ---
this Guaranty; and

     WHEREAS, the Lenders are willing to make the Term Loan only if the Borrower and BPI execute and deliver this Guaranty;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Borrower and Boston Properties, Inc. hereby acknowledge, agree and confirm that all of the above recitals are true, correct and complete and hereby covenant and agree with the Lenders as follows:

     1. For the purposes of this Guaranty the following terms shall have the following meanings:

          (a) the term "Hazardous Materials" has the meaning given to such term
                        -------------------
in the Term Loan Agreement;

          (b) the term "Environmental Laws" has the meaning given to such term
                        ------------------
in the Term Loan Agreement;

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          (c) the term "Governmental Authority" has the meaning given to such
                        ----------------------
term in the Term Loan Agreement;

          (d) the term "Mortgaged Property" shall have the meaning given to such
                        ------------------
term in the Mortgage;

          (e) the term "Indebtedness" shall mean all principal, interest,
                        ------------
additional interest (including specifically all interest accruing from and after the commencement of any case, proceeding or action under any existing or future laws relating to bankruptcy, insolvency or similar matters with respect to the Borrower) and other sums of any nature whatsoever which may or shall become due and payable pursuant to the provisions of the Note, the Mortgage, the Term Loan Agreement or any other Transaction Documents (all of the above unaffected by modification thereof in any bankruptcy or insolvency proceeding), and even though the Lenders may not have an allowed claim for the same against the Borrower as a result of any bankruptcy or insolvency proceeding; and

          (f) the term "Material Adverse Effect" has the meaning given to such
                        -----------------------
term in the Term Loan Agreement.

     2. The undersigned hereby represents and warrants to the Lenders that to the best of their knowledge after diligent inquiry:

          (a) no Hazardous Materials are currently located at, on, in, under or about the Mortgaged Property, except as specifically set forth in Schedule 3.06 of the Term Loan Agreement or, to the extent not set forth in Schedule 3.06 of the Term Loan Agreement, which would have a Material Adverse Effect;

          (b) no Hazardous Materials have been released, emitted, discharged, leached, dumped or disposed of onto or into the Mortgaged Property, except as specifically set forth in Schedule 3.06 of the Term Loan Agreement or, to the extent not set forth in Schedule 3.06 of the Term Loan Agreement, which would have a Material Adverse Effect;

          (c) except as set forth in Schedule 3.06 of the Term Loan Agreement, no Hazardous Materials are currently located at, in, on, under or about the Mortgaged Property in a manner which violates any Environmental Laws, or which requires cleanup or corrective action of any kind under any Environmental Laws;

          (d) except as set forth in Schedule 3.06 of the Term Loan Agreement no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Materials from the Mortgaged Property onto or into any other property or from any other property onto or into the Mortgaged Property has occurred or is occurring in violation of any Environmental Law;


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          (e) no notice of violation, lien, complaint, suit, order or other notice with respect to the Mortgaged Property is presently outstanding under any Environmental Law; and

          (f) except as set forth in Schedule 3.06 of the Term Loan Agreement, the Mortgaged Property and the operation thereof are in full compliance with all Environmental Laws, but whether or not disclosed in Section 3.06 of the Term Loan Agreement, if the Mortgaged Property is not in full compliance with all Environmental Laws, such non-compliance would not result in a Material Adverse Effect.

     3. The undersigned absolutely and unconditionally guarantees to the Lenders that the Borrower will fully comply with all of the terms, covenants and provisions of Sections 3.06(b), (d), (e), (f), (g) and (h) and Section 5.05(e) of the Term Loan Agreement. If the Borrower does not fully comply with all of the terms, covenants and provisions of said Sections of the Term Loan Agreement, the undersigned shall reimburse the Lenders upon demand for all sums and costs and expenses incurred by the Lenders to the extent not otherwise reimbursed to the Lenders by the Borrower pursuant to said Sections of the Term Loan Agreement and/or in connection with the Lenders performing the Borrower's obligations as set forth in said Sections of the Term Loan Agreement (including specifically all such sums and interest thereon accruing from and after the commencement of any case, proceeding or action under any existing or future laws relating to bankruptcy, insolvency or similar matters with respect to the Borrower), it being understood and agreed that, the undersigned's obligations hereunder shall be unaffected by modification of any of the Borrower's obligations in any bankruptcy or insolvency proceeding, nor by the fact that the Lenders may not have an allowed claim for the same against the Borrower as a result of any bankruptcy or insolvency proceeding.

     4. The undersigned will defend, indemnify, and hold harmless the Lenders and their respective employees, agents, officers, and directors (collectively, "Indemnitees"), from and against any and all claims, demands, penalties, causes
 -----------
of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to:

          (a) any breach by the Borrower of any of the provisions of Sections 3.06(b), (d), (e), (f), (g) and (h) and Section 5.05(e) of the Term Loan Agreement;

          (b) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Materials which is at, in, on, under, about, from or affecting the Mortgaged Property, including, without limitation, any damage or injury resulting from any such Hazardous Materials to or affecting the Mortgaged Property or the soil, water, air, vegetation, buildings, personal property, or persons located on the Mortgaged Property;

          (c) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to the presence of any such Hazardous Materials on the Mortgaged Property;

          (d) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Materials on the Mortgaged Property; or

          (e) any violation of any Environmental Law in respect of the presence of Hazardous Materials on the Mortgaged Property.

Notwithstanding anything in this Section 4 to the contrary, the undersigned shall not be liable to the Lenders under the foregoing indemnity with respect to Hazardous Materials which (a) first comes into existence on the Mortgaged Property after the Lenders or their designee has either taken title to the Mortgaged Property or entered into actual possession of the Mortgaged Property, except to the extent the presence or alleged presence of such Hazardous Material is due in whole or in part to the prior acts or omissions of the undersigned, or
(b) are caused to be present on or about the Mortgaged Property by the Administrative Agent or any Lender.

     5. The undersigned hereby indemnifies and shall hold harmless and defend the Lenders at the undersigned's sole cost and expense against any loss or liability, fine, claim, demand, penalty, damage, cost or expense, whether known or unknown, foreseen or unforeseen, contingent or otherwise (including, but not limited to, reasonable attorneys' fees and disbursements of the Lenders' counsel, whether in-house staff, retained firms or otherwise), arising out of or relating to (a) (i) any breach by the Borrower of any of the provisions of
Section 3.06 (b), (d), (e), (f), (g) or (h) or Section 5.05(e) of the Term Loan Agreement, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Materials which is at, in, on, under, about, from or affecting the Mortgaged Property, including, without limitation, any damage or injury resulting from any such Hazardous Materials to or affecting the Mortgaged Property or the soil, water, air, vegetation, buildings, personal property, or persons located on the Mortgaged Property, or on any other property or otherwise as a consequence of Hazardous Materials emanating from the Mortgaged Property; (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Materials, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Materials, or (v) any violation of any Environmental Laws relating to the Mortgaged Property which has a Material Adverse Effect; and
(b) any and all lawful action that may be taken by the Lenders in connection with the enforcement of the provisions of this Guaranty and the obligations of the undersigned hereunder, whether or not suit is filed in connection with the same, or in connection with any of the undersigned becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding. All sums expended by the Lenders shall be payable within ten (10) Business Days of demand and, until reimbursed by the undersigned pursuant hereto, shall bear interest at the Default Rate.

     6. In litigation, or the preparation therefor, in respect of the indemnity of the undersigned to any of the Indemnitees, the undersigned shall be entitled to select counsel reasonably acceptable to the Required Lenders, and the Administrative Agent (as approved by the Required Lenders) shall be entitled to select their own supervisory counsel. Prior to any settlement of any such litigation by the Lenders, the Lenders shall provide the undersigned with notice and the opportunity to address any of their concerns with the Lenders, and the Lenders shall not settle any litigation without first obtaining the consent of the undersigned thereto, which consent, by reason of this Guaranty, may be withheld by the undersigned in its sole discretion.

     7. (a) Subject to the provisions of subparagraph (b) of this Section 7, the obligations and liabilities of the undersigned under this Guaranty shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Indebtedness has been paid in full and irrespective of any foreclosure of the Mortgage, sale of the Mortgaged Property pursuant to the provisions of the Mortgage or acceptance by the Lenders or their designee of a deed or assignment in lieu of foreclosure or sale and irrespective of any other fact or circumstance of any nature whatsoever.

          (b) All obligations and liabilities of the undersigned under this Guaranty and Indemnification Agreement shall cease and terminate eighteen (18) months after the date of payment in full of the Term Loan (the "Cut-Off Date"), provided that contemporaneously with or subsequent to such payment in full, the
--------
undersigned, at its sole cost and expense, delivers to the Administrative Agent an environmental audit of the Mortgaged Property in form and substance, and prepared by a qualified environmental consultant, satisfactory in all respects to the Administrative Agent and indicating that the Mortgaged Property is in full compliance with all applicable Environmental Laws, and provided further,
                                                            -------- -------
however, that the undersigned shall continue to be obligated to indemnify the
-------
Indemnitees from and against any penalty, fine, liability, damage, cost or other expense incurred by any of them and to which the aforesaid indemnification pertains to the extent that the same arises out of any claim, penalty, fine, liability or damage which is asserted or cause of action or suit which is commenced prior to, or which otherwise relates back to the period before, the Cut-Off Date; provided further that if there shall be a foreclosure of the Mortgage, and title to the Mortgaged Property shall be transferred to the Lenders or their designee, then the Cut-Off Date shall be twenty-four (24) months from the later to occur of (x) the date title is so transferred and (y) the date of such audit. In addition, if prior to the Cut-Off Date, the Term Loan was paid in full the Mortgaged Property is sold (other than pursuant to a foreclosure of the Mortgage), and any Lender shall become a mortgagee of the Mortgaged Property, then with respect to such Lender or Lenders, the Cut-Off Date shall be the date such Lender or Lenders becomes a mortgagee of the Mortgaged Property pursuant to a mortgage other than the Mortgage.

          (c) Notwithstanding the provisions of subparagraph (b) of this Section 7, in no event shall the provisions of subparagraph (b) release or terminate the obligations and liabilities of the undersigned under this Guaranty and Indemnification Agreement with respect to any Hazardous Materials relating to the Mortgaged Property which were known to either of the undersigned prior to repayment of the Term Loan in full or which was caused to be present on or about the Mortgaged Property prior to repayment of the Term Loan in full.

     8. The undersigned hereby expressly agrees that this Guaranty is independent of, and in addition to, all collateral granted, pledged or assigned under the Transaction Documents.

     9.   Except as provided in Section 5 hereof, the undersigned hereby waives:

          (a) notice of acceptance of this Guaranty;

          (b) protest and notice of dishonor or default to any of the undersigned or to any other person or party with respect to any obligations hereby guaranteed;

          (c) all other notices to which any of the undersigned might otherwise be entitled; and

          (d)  any demand under this Guaranty.

     10. This is a guaranty of payment and not of collection by BPI and a personal recourse obligation of the Borrower, and BPI further waives any right to require that any action be brought against the Borrower or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Lenders in favor of the Borrower or any other person or party. Any payment on account of or reacknowledgment of the Indebtedness by the Borrower, or any other party liable therefor or action taken, payment or reacknowledgment made, of any of the obligations of the Borrower under Section 3.06 and Section 5.05(e) of the Term Loan Agreement or otherwise with respect to any Environmental Laws or to the Lenders in connection therewith shall be deemed to be taken or made on behalf of the undersigned and shall serve to start anew the statutory period of limitations applicable to the obligations of the Borrower and/or the undersigned pursuant to said Sections of the Term Loan Agreement, hereunder or otherwise with respect to any Environmental Laws or to the Lenders in connection therewith or herewith.

     11. Each reference herein to the Lenders shall be deemed to include each of their respective successors and assigns, including without limitation, Chase and its successors and assigns permitted to the provisions of Term Loan Agreement, in whose favor the provisions of this Guaranty shall also inure, and each reference herein to Chase shall be deemed to include Chase, in its capacity as Administrative Agent under the Transaction Documents (as such term is defined in the Term Loan Agreement), and in its capacity as a Lender. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty, provided, however, that the undersigned shall in no event nor under any circumstance have the right, without obtaining the prior written consent of the Lenders, to assign or transfer the undersigned's obligations and liabilities under this Guaranty, in whole or in part, to any other person, party or entity.

     12. BPI hereby consents that from time to time, before or after any default by the Borrower, with or without further notice to or assent from any of the undersigned:

          (a) any security at any time held by or available to the Lenders for any obligation of the Borrower, or any security at any time held by or available to the Lenders for any obligation of any other person or party primarily, secondarily or otherwise liable for all or any portion of the Indebtedness, the Liabilities and/or any other obligations of the Borrower or any other person or party, other than the Lenders, under any of the Transaction Documents ("Other
                                                                        -----
Obligations"), if any, including any guarantor of the Indebtedness, the
-----------
Liabilities and/or of any of such Other Obligations, may be accelerated, settled, exchanged, surrendered or released and the Lenders may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Borrower, or any such other person or party;

          (b) any obligation of the Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, accelerated, surrendered, compromised, settled, waived or released in whole or in part, or any default with respect thereto waived; and

          (c) the Lenders may extend further credit in any manner whatsoever to the Borrower, and generally deal with the Borrower or any of the above mentioned security, deposit account, credit on its books or other person or party as the Lenders may see fit;

and BPI shall remain bound under this Guaranty, without any loss of rights by the Lenders and without affecting the liability of the undersigned, notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing. In addition, all moneys available to the Lenders for application in payment or reduction of the Indebtedness, the Liabilities and/or any Other Obligations may be applied by the Lenders in such manner and in such amounts and at such time or times and in such order, priority and proportions as the Lenders may see fit; and the Borrower agrees that none of the events described in clauses (a)-(c) above shall be construed in any way to result in a release of the Borrower from its personal recourse obligations hereunder for the Liabilities.

     13.  The term "undersigned" as used herein shall, if this Guaranty is
                    -----------
signed by more than one party, unless otherwise stated herein, mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking. The Lenders may proceed against none, one or more of the undersigned at one time or from time to time as the Lenders see fit in each of their sole and absolute discretion. If any party hereto shall be a partnership, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding any changes in the individuals composing the

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partnership and the term "undersigned" shall include any altered or successive
                          -----------
partnerships but the predecessor partnerships and their general partner(s) shall not thereby be released from any obligations or liability hereunder. If any party hereto shall be a corporation, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding the merger, consolidation, reorganization or absorption thereof, and the term "undersigned" shall include such new entity, but the old entity
              -----------
shall not thereby be released from any obligations or liabilities hereunder. The Borrower is executing this Guaranty as a further assurance that its obligations set forth herein will, subject to the provisions of Section 6(b) hereof, remain in full force and effect, notwithstanding the assignment or discharge of record of the Mortgage or any other fact or circumstances whatsoever.

     14. No delay on the part of the Lenders in exercising any right or remedy under this Guaranty or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on any of the undersigned shall be deemed to be a waiver of the obligation of all of the undersigned or of the right of the Lenders to take further action without notice or demand as provided in this Guaranty. No course of dealing between any of the undersigned and the Lenders shall change, modify or discharge, in whole or in part, this Guaranty or any obligations of the undersigned hereunder.

     15. This Guaranty may only be modified, amended, changed or terminated by an agreement in writing signed by Chase, as Administrative Agent, and both of the undersigned. No waiver of any term, covenant or provision of this Agreement shall be effective unless given in writing by Chase, as Administrative Agent, and if so given by Chase shall only be effective in the specific instance in which given. The execution and delivery hereafter to Chase or any other Lender by any of the undersigned of a new instrument of guaranty or any reaffirmation of guaranty, of whatever nature, shall not terminate, supersede or cancel this instrument, unless executed by Chase, as Administrative Agent, and expressly so provided therein, and all rights and remedies of Chase and the other Lenders hereunder and under each other Transaction Document, at law and in equity, whether against any or both of the undersigned or any other party or parties, shall be cumulative and may be exercised singly or concurrently.

     16. The undersigned acknowledges that this Guaranty and the undersigned's obligations under this Guaranty are and shall at all times continue to be absolute, irrevocable and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of all of the undersigned under this Guaranty or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty or the obligations of all of the undersigned hereunder or otherwise with respect to the Indebtedness, including, but not limited to, a foreclosure of the Mortgage or the realization upon any other collateral given, pledged or assigned as security for all or any portion of the Indebtedness, or the filing of a petition under Title 11 of the United States Code with regard to the Borrower or the undersigned, or the commencement of an action or proceeding for the benefit of the creditors of the Borrower or the undersigned, or the obtaining by the Lenders of title to, respectively, the Mortgaged Property or to any collateral given, pledged or assigned as security for the Indebtedness by reason of the foreclosure or enforcement of the Mortgage or any other pledge or security agreement, the acceptance of a deed or assignment in lieu of foreclosure or sale, or otherwise. This Guaranty sets forth the entire agreement and understanding of the Lenders and the undersigned with respect to the matters covered by this Guaranty, and the undersigned acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of the undersigned under this Guaranty, except those specifically set forth in this Guaranty.

     17. This Guaranty has been validly authorized, executed and delivered by the undersigned. The undersigned represents and warrants to the Lenders that it has the corporate power to do so and to perform its obligations under this Guaranty and this Guaranty constitutes the legally binding obligation of the undersigned fully enforceable against the undersigned in accordance with the terms hereof. The undersigned further represents and warrants to the Lenders that:

          (a) neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor compliance with the terms and provisions hereof will violate any applicable provision of law or any applicable regulation or other manifestation of governmental action; and

          (b) all necessary approvals, consents, licenses, registrations and validations of any governmental regulatory body, including, without limitation, approvals required to permit the undersigned to execute and carry out the provisions of this Guaranty, for the validity of the obligations of the undersigned hereunder and for the making of any payment or remittance of any funds required to be made by the undersigned under this Guaranty, have been obtained and are in full force and effect.

     18. Notwithstanding any payments made by all of the undersigned pursuant to the provisions of this Guaranty, the undersigned shall not seek to enforce or collect upon any rights which it now has or may acquire against the Borrower either by way of subrogation, indemnity, reimbursement or contribution for any amount paid under this Guaranty or by way of any other obligations whatsoever of the Borrower to any of the undersigned, nor shall any of the undersigned file, assert or receive payment on any claim, whether now existing or hereafter arising, against the Borrower in the event of the commencement of a case by or against the Borrower under Title 11 of the United States Code. In the event either a petition is filed under said Title 11 of the United States Code with regard to the Borrower or an action or proceeding is commenced for the benefit of the creditors of the Borrower, this Guaranty shall at all times thereafter remain effective in regard to any payments or other transfers of assets to the Lenders received from or on behalf of the Borrower prior to notice of termination of this Guaranty and which are or may be held voidable on the grounds of preference or fraud, whether or not the Indebtedness has been paid in full. Any payment on account of or reacknowledgment of the Indebtedness by the Borrower, or any other party liable therefor, or action taken, or payment or reacknowledgment made, of any of the obligations of the Borrower to take and complete the actions specified in Article 6 of the Mortgage and Section 5.05(e) of the Term Loan Agreement shall serve to start anew the statutory period of limitations applicable to the Borrower with respect to said Article 6 and
Section 5.05(e), and the undersigned hereunder.

     19. Any notice, request or demand given or made under this Guaranty shall be in writing and shall be hand delivered or sent by Federal Express or other reputable courier service or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given (a) when received at the following addresses if hand delivered or if sent by Federal Express or other reputable courier service, and (b) three (3) Business Days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:


     If to Chase:

          The Chase Manhattan Bank
          Chase Real Estate Finance Group
          380 Madison Avenue - 40th Floor
          New York, New York 10017

          Attention:   Mr. James G. Rolison, Vice President

     With a copy to:

          The Chase Manhattan Bank
          Legal Department
          270 Park Avenue
          40th Floor
          New York, New York  10017

          Attention:   William C. Viets, Esq.

     and

          Rosenman & Colin LLP
          575 Madison Avenue
          New York, New York  10022

          Attention:   Andrew J. Green, Esq.

     If to the undersigned:

          Boston Properties, Inc.
          8 Arlington Street
          Boston, Massachusetts 02116

          Attention:  Mr. Edward H. Linde
                      President and Chief Executive Officer


     With a copy to:

          Bingham, Dana & Gould LLP
          50 Federal Street
          Boston, Massachusetts 02110

          Attention:  Peter Van, Esq.


it being understood and agreed that each party will use reasonable efforts to send copies of any notices to the addresses marked "With a copy to" hereinabove set forth; provided, however, that failure to deliver such copy or copies shall have no consequence whatsoever to the effectiveness of any notice made to any of the undersigned or Chase. Each party to this Guaranty may designate a change of address by notice given, as herein provided, to the other party fifteen (15) days prior to the date such change of address is to become effective.

     20. This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of laws. The undersigned acknowledges and agrees that this Guaranty is, and is intended to be, an instrument for the payment of money only, as such phrase is used in
(S)3213 of the Civil Practice Law and Rules of the State of New York, and the undersigned has been fully advised by its counsel of the Lenders' rights and remedies pursuant to said (S)3213. Nevertheless, the Lenders are hereby given the right to elect, in its sole and absolute discretion, that this Guaranty be governed by the laws of the state in which the Mortgaged Property is situate.

     21. The undersigned agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Guaranty. In furtherance of such agreement, the undersigned hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the undersigned by registered or certified mail to, or by personal service at, the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court. The undersigned hereby further agrees that the venue of any litigation arising in connection with the Indebtedness or in respect of any of the obligations of the undersigned under this Guaranty, shall, to the extent permitted by law, be in New York County.

     22. The undersigned absolutely, unconditionally and irrevocably waives any and all right to assert or interpose any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty or the obligations of the undersigned under this Guaranty or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty or the obligations of the undersigned hereunder or otherwise with respect to the Term Loan in any action or proceeding brought by the Lenders to collect the Indebtedness, or any portion thereof, or to enforce the obligations of the undersigned under this Guaranty (provided, however, that the foregoing shall not be deemed a waiver of the right of the undersigned to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the right of the undersigned to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against the Lenders in any separate action or proceeding). The undersigned hereby undertakes and agrees that, subject to the provisions of Section 6(b) hereof, this Guaranty shall remain in full force and effect for all of the obligations and liabilities of the undersigned hereunder, notwithstanding the maturity of the Term Loan, whether by acceleration, scheduled maturity or otherwise.

     23. No exculpatory provisions which may be contained in any Transaction Document shall in any event or under any circumstances be deemed or construed to modify, qualify, or affect in any manner whatsoever the obligations and liabilities of the undersigned under this Guaranty.

     24. The obligations and liabilities of the undersigned under this Guaranty are in addition to the obligations and liabilities of the undersigned under the Other Guaranties (as hereinafter defined). The discharge of any or all of the undersigned's obligations and liabilities under any one or more of the Other Guaranties by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned's obligations and liabilities under this Guaranty. Conversely, the discharge of any or all of the undersigned's obligations and liabilities under this Guaranty by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned's obligations and liabilities under any of the Other Guaranties. The term "Other Guaranties" as used herein shall mean
(a) that certain Joint and Several Guaranty And Agreement (Net Cash Flow Shortfall) of even date and execution herewith made by the undersigned to and for the benefit of Chase, (b) that certain Joint And Several

Hazardous Material Guaranty And Indemnification Agreement of even date and execution herewith made by the undersigned to and for the benefit of Chase and
(c) any other agreement, if any, now or hereafter given by any of the undersigned pursuant to which either or both have recourse obligations to Chase and/or the other Lenders in connection with the Term Loan.

     25. This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty. The failure of any party listed below to execute this Guaranty, or any counterpart hereof, or the ineffectiveness for any reason of any such execution, shall not relieve the other signatories from their obligations hereunder.

     26. Capitalized terms not defined herein shall have the meaning ascribed thereto in the Term Loan Agreement.

     27. The undersigned hereby irrevocably and unconditionally waives, and the Lenders by its acceptance of this Guaranty irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Guaranty.

     IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty the day and year first above set forth.

                                    BOSTON PROPERTIES, INC.,
                                    a Delaware corporation



                                     By: /s/ Robert E. Selsam
                                        ----------------------------------
                                        Name: Robert E. Selsam
                                        Title: Senior Vice President


                                    BOSTON PROPERTIES LIMITED
                                      PARTNERSHIP,
                                    a Delaware limited partnership


                                    By BOSTON PROPERTIES, INC., its sole
                                      general partner


                                     By: /s/ Robert E. Selsam
                                        ----------------------------------
                                        Name: Robert E. Selsam
                                        Title: Senior Vice President

                           Corporate Acknowledgement
                           -------------------------


STATE OF NEW YORK        )
                         :ss.:
COUNTY OF NEW YORK       )



     On the 11th day of September, 1997, before me personally came Robert E. Selsam, to me known, who, being by me duly sworn, did depose and say that he has an office at 599 Lexington Avenue, New York, New York; that he is the Senior Vice President of Boston Properties, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation on its own behalf and as general partner of Boston Properties Limited Partnership.

                                   /s/ Barbara Shealy
                                   ---------------------------
                                          Notary Public

                                   [NOTARY STAMP APPEARS HERE]

                      Limited Partnership Acknowledgement
                      -----------------------------------


STATE OF NEW YORK        )
                         :ss.:
COUNTY OF NEW YORK       )



     On the 11th day of September, 1997, before me personally came Robert E. Selsam, to me known and sworn to me to be the Senior Vice President of BOSTON PROPERTIES INC., a Delaware corporation, the sole general partner of BOSTON PROPERTIES LIMITED PARTNERSHIP, the Delaware Limited Partnership which executed the foregoing instrument and he acknowledged before me that he executed the same as the Senior Vice President of said general partner aforesaid for the uses and purposes in said instrument set forth.




                                   /s/ Barbara Shealy
                                   ---------------------------
                                          Notary Public

                                   [NOTARY STAMP APPEARS HERE]